U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 21, 1999


                           MILESTONE PROPERTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                               1-10641 65-0158204
          (Commission File Number) (IRS Employer Identification Number)


          150 East Palmetto Park Road, 4th Floor, Boca Raton, FL 33486
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (561) 394-9533



          (Former Name or Former Address, if Changed Since Last Report)

         Certain statements made in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 and Milestone Properties, Inc. and its wholly-owned subsidiaries (together, the "Company") intends that such forward-looking statements be subject to the safe harbors created thereby. Such forward-looking statements involve risks and uncertainties and include, but are not limited to, statements regarding future events and the Company's plans, goals and objectives. Such statements are generally accompanied by words such as "intend," "anticipate," "believe," "estimate," "expect" or similar terms. The
Company's actual results may differ materially from such statements. Factors that could cause or contribute to such differences include, without limitation, the following: (i) its plans, strategies, objectives, expectations and intentions are subject to change at any time at its discretion; (ii) general economic and business conditions, which may, among other things, affect the demand for retail space or retails goods, the availability and creditworthiness of prospective tenants, rental terms and the terms and availability of financing, are subject to change at any time; (iii) adverse changes in real estate markets including, among other things, competition with other companies;
(iv) adverse changes in the properties the Company owns which could require the expenditure of funds to fix or maintain such properties; (v) the general risks of real estate development and acquisitions, such as changes in demographics, construction delays, cost overruns, work stoppages and slowdowns, the cost and availability of skilled labor and weather conditions; (vi) governmental actions and initiatives, such as seizures of property, condemnation and construction of alternative roadways; (vii) environmental and safety conditions and hazards;
(viii) the adequacy of Year 2000 compliance measures; and (ix) other risks and uncertainties indicated from time to time in the Company's filings with the Securities and Exchange Commission and in the documents incorporated herein by reference. Although the Company believes that the assumptions underlying its forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, the Company cannot make any assurances that the results contemplated in such forward-looking statements will be realized. The inclusion of such forward-looking information should not be regarded as a representation by the Company or any other person that the future events, plans or expectations contemplated by the Company will be achieved. Furthermore, past performance is not necessarily an indicator of future performance.

         The Company is engaged in the business of owning, acquiring, managing, developing and investing in commercial real estate and real estate related assets. At June 30, 1999, the Company possessed interests in 33 commercial real estate properties consisting of (i) 10 properties owned in fee and (ii) wraparound notes and wraparound mortgage interests in 23 commercial real properties (individually, each an "Underlying Property" and collectively, the "Underlying Properties"). As master lessee under individual leases on each of the Underlying Properties, the Company leases an entire Underlying Property, a shopping center or single-tenant commercial property, from the master lessor (a partnership affiliated with the Company that owns the Underlying Property) and re-leases such Underlying Property, pursuant to operating leases, to the tenant(s) who occupy such property.

Item 2. Disposition of Assets.

         On October 21, 1999, five wraparound notes held by the Company on five separate single-tenant commercial buildings (collectively the "Properties"), were paid as a result of the sale of the Properties by its owner, an affiliate of the Company (the partnerships that owned the Properties) to unrelated parties. In conjunction with the sale of the Properties, the Company, as the master lessee on a master lease on the Properties, canceled the subject master lease.

         The negotiated sales prices of the Properties aggregated $12,500,000; of these proceeds, $7,135,000 was used to satisfy the underlying mortgage debt on the Properties (which represented approximately 13% of the Company's total liabilities at such time) resulting in the realization of the wraparound notes held by the Company. The wraparound notes on the Properties represented approximately 15% of the Company's total assets.

         As a result of the sale of the Properties, the payment of the wraparound notes and the satisfaction of the underlying mortgage debt, the Company received approximately $5,400,000 in cash and will realize a pre-tax book gain of approximately $2,200,000 in the fourth quarter of 1999.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)      Pro forma financial information:

                  Consolidated Pro forma balance sheet as of June 30, 1999.

                  Consolidated Pro forma statements of revenues and expenses for the six months ended June 30, 1999 and for the year ended December 31, 1998.

                                                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MILESTONE PROPERTIES, INC.
                               (Registrant)




Date: November 3, 1999         /s/ Patrick S. Kirse
                             -------------------------------------------------
                              Patrick S. Kirse
                              Vice President of Accounting
                              (Principal Accounting Officer)

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                                   (Unaudited)
                                  June 30, 1999




                                                                                 Pro Forma Adjustments              Pro Forma
ASSETS                                                      June 30, 1999         Debit           Credit          June 30, 1999
                                                            -------------         -----           ------          -------------

Current Assets:
   Cash and cash equivalents                         $         6,679,325          $ 5,439,078    $  409,671   $      11,708,732
   Restricted cash                                               222,000                                                222,000
   Restricted cash for settlement                              1,759,218                                              1,759,218
   Loans receivable                                            1,408,194                                              1,408,194
   Accounts receivable                                           675,944                             23,398             652,546
   Accrued interest receivable                                 2,049,084                            563,345           1,485,739
   Due from related party                                        781,187                                                781,187
   Prepaid expenses and other                                    975,088                                                975,088
                                                            --------------                                         ------------

      Total current assets                                    14,550,040                                             18,992,704

   Property, improvements and equipment, net                  21,343,571                                             21,343,571
   Wraparound notes, net                                      30,677,857                         10,465,490          20,212,367
   Deferred income tax asset, net                              2,793,820                            141,993           2,651,827
   Investment in affiliate                                       457,469                                                457,469
   Management contract rights, net                               155,732                                                155,732
   Goodwill and organizational cost, net                         671,930                                                671,930
                                                           --------------                                         --------------

      Total assets                                   $        70,650,419                                     $       64,485,600
                                                           ==============                                          =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses             $         1,164,753                3,780               $         1,160,973
   Accrued litigation payable                                  2,502,636                                              2,502,636
   Accrued interest payable                                      311,414                                                311,414
   Master lease payable                                        3,341,537            1,046,178                         2,295,359
   Current portion of mortgages and notes payable              4,847,135                                              4,847,135
   Income taxes payable                                        2,763,071                                              2,763,071
                                                          -----------------                                       --------------

      Total current liabilities                               14,930,546                                             13,880,588

Mortgages and notes payable                                   41,281,936            7,215,000                        34,066,936
                                                         ---------------                                          -------------

      Total liabilities                                       56,212,482                                             47,947,524
                                                       ------------------                                         --------------

Commitments and Contingencies

Stockholders' Equity:
   Common stock ($.01 par value, 10,000,000 shares
        authorized, 4,943,633 issued and outstanding;
        692,591 shares in treasury)                               49,436                                                  49,436
   Preferred stock (Series A $.01 par value, $10
      liquidation preference, 10,000,000 shares
        authorized, 2,999,707 shares issued and outstanding)         164                                                     164
   Additional paid-in surplus                                 45,527,013                                              45,527,013
   Accumulated deficit                                       (27,698,258)                         2,100,139          (25,598,119)
   Shares held in treasury - shares at cost                  ( 3,440,418)                                             (3,440,418)
                                                            ------------------                                       ---------------

      Total stockholders' equity                              14,437,937                                              16,538,076
                                                        -----------------                                          --------------

      Total liabilities and stockholders' equity     $        70,650,419                                       $       64,485,600
                                                        =================                                          ===============


      See Accompanying Notes to Consolidated Pro Forma Financial Statements

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
            CONSOLIDATED PRO FORMA STATEMENT OF REVENUES AND EXPENSES
                                   (Unaudited)
                     For the Six Months Ended June 30, 1999



                                                                                         Pro-Forma Adjustments          Pro Forma
                                                            June 30, 1999              Debit          Credit          June 30, 1999
                                                            -------------             ------         -------          -------------
REVENUES:
   Rent                                              $         3,989,466          $   737,534                  $       3,251,932
   Interest income                                             2,741,371              575,355                          2,166,016
   Revenue from management company operations                    328,898                5,000                            323,898
   Tenant reimbursements                                         535,450                                                 535,450
   Management and reimbursement income                            40,823                                                  40,823
   Percentage rent                                               178,446                                                 178,446
   Gain on realization of wraparound notes                     1,273,793                                               1,273,793
                                                        ----------------------                                    ----------------

      Total revenues                                           9,088,247                                               7,770,358
                                                          ----------------------                                  -----------------



EXPENSES:
   Master lease expense                                        3,623,396                           $   922,361         2,701,035
   Interest expense                                            1,989,245                               326,195         1,663,050
   Depreciation and amortization                                 382,921                                                 382,921
   Salaries, general and administration                        1,435,042                                11,716         1,423,326
   Property expenses                                             942,364                                23,645           918,719
   Expenses for management company operations                    444,399                                                 444,399
   Professional fees                                             342,172                                                 342,172
                                                        -------------------------                              --------------------

      Total expenses                                           9,159,539                                               7,875,622
                                                     ------------------------


Loss before income tax                                          (71,292)                                                (105,264)

Provision for income taxes                                      200,250               141,993                            342,243
                                                     -------------------------                                 ---------------------

Net loss attributable to common stockholders         $        (271,542)                                       $         (447,507)
                                                        ========================                              =====================

Loss per common share, basic and diluted             $           (0.06)                                       $            (0.11)
                                                                                                              ======================

Weighted average common shares outstanding                    4,250,992                                                4,250,992
                                                     ========================                                 ======================




                               See Accompanying Notes to Consolidated Pro Forma Financial Statements


                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
            CONSOLIDATED PRO FORMA STATEMENT OF REVENUES AND EXPENSES
                                   (Unaudited)
                      For the Year Ended December 31, 1998



                                                                                       Pro-Form Adjustments          Pro Forma
                                                        December 31, 1998          Debit            Credit         December 31, 1998
                                                        -----------------          ------          -------        -----------------

REVENUES:
   Rent                                              $         9,747,973    $   1,446,992                     $        8,300,981
   Interest income                                             8,191,371        1,230,658                              6,960,713
   Revenue from management company operations                    457,546            5,000                                452,546
   Tenant reimbursements                                       1,002,691           13,458                                989,233
   Management and reimbursement income                            83,091                                                  83,091
   Percentage rent                                               414,875           30,654                                384,221
   Gain on sale of real estate related assets                  5,617,844                                               5,617,844
                                                     -------------------------                                 -------------------


      Total revenues                                           25,515,391                                             22,788,629
                                                       ------------------------                                 ------------------


EXPENSES:
   Master lease expense                                       12,359,713                          $ 1,836,644         10,523,069
   Interest expense                                            5,474,451                              896,762          4,577,689
   Depreciation and amortization                                 913,527                                                 913,527
   Salaries, general and administration                        2,873,482                                8,930          2,864,552
   Property expenses                                           1,682,791                               30,097          1,652,694
   Expenses for management company operations                  1,031,690                                               1,031,690
   Professional fees                                           1,273,555                                               1,273,555
   Settlement Fees                                             7,084,238                                               7,084,238
                                                     -------------------------                                 --------------------

      Total expenses                                          32,693,447                                              29,921,014
                                                        -------------------------                              --------------------


Loss before income taxes                                      (7,178,056)                                             (7,132,385)

Provision for income taxes                                      1,253,056           232,571                            1,485,627
                                                      --------------------------                               ------------------

Net loss attributable to common stockholders         $        (8,431,112)                                 $           (8,618,012)
                                                      ==========================                               =====================

Loss per common share, basic and diluted             $             (1.99)                                 $                (2.03)
                                                       =========================                               =====================

Weighted average common shares outstanding                      4,235,245                                               4,235,245
                                                     =========================                                 =====================






                               See Accompanying Notes to Consolidated Pro Forma Financial Statements


                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

                                   (Unaudited)


1.     Basis of Presentation

       The accompanying unaudited consolidated pro forma financial statements of the Company have been prepared in accordance with the instructions to Form 8-K and to Article 11 of Regulation S - X. The accompanying unaudited consolidated pro forma balance sheet is presented as if the sale of the Properties, the payment of the wraparound notes and the satisfaction of the underlying mortgage debt, (hereinafter referred to as the "Transaction") occurred on June 30, 1999. The accompanying unaudited consolidated pro forma statements of revenues and expenses for the year ended December 31, 1998 and for the six months ended June 30, 1999 are presented as if the Transaction occurred as of January 1, 1998.

       The unaudited consolidated pro forma financial statements should be read in conjunction with the financial statements and footnotes included thereto in the Company's Form 10-K for the year ended December 31, 1998 and the Company's Form 10-Q for the period ended June 30, 1999. The unaudited consolidated pro forma financial statements were prepared utilizing the accounting policies as outlined in such historical financial statements except as noted herein. In management's opinion, all adjustments considered necessary for a fair presentation of the effects of the Transaction have been reflected in the unaudited consolidated pro forma financial statements.

       As a  result  of the  Transaction,  the  Company  received  approximately
$5,400,000 in cash and will realize a pre-tax book gain of approximately $2,200,000 in the fourth quarter of 1999. Such non-recurring gain is not reflected in the accompanying June 30, 1999 unaudited consolidated pro forma financial statements.

       The unaudited consolidated pro forma financial statements are not necessarily indicative of the Company's actual financial position at June 30, 1999 or what the actual results of operations of the Company would have been assuming the Transaction occurred as of January 1, 1998 nor are they necessarily indicative of the Company's results of operations for future periods.


2.  Adjustments to Unaudited Consolidated Pro Forma Financials

       All of the adjustments are to reflect the effects of the Transaction. For the unaudited consolidated pro forma balance sheet, such adjustments reflect the cash proceeds realized from the Transaction, the elimination of the Properties:
(i) wraparound notes and related accrued interest receivable, (ii) balance of the underlying debt, (iii) master lease payable and (iv) tenant receivables and other assets and liabilities. For the unaudited consolidated pro forma statements of revenues and expenses, such adjustments reflect the elimination of the Properties: (i) rental and other revenues, (ii) property operating expenses,
(iii) interest expense on the underlying debt, (iv) interest income on the wraparound notes, (v) master lease expenses and (vi) any other items and expenses.